FIRST pactrust BANCORP, INC.™

Full Year & Q4 2011 Earnings Results

March 2012

FIRST pactrust BANCORP, INC.

Forward-looking Statements

When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the "SEC"), in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to First PacTrust Bancorp, Inc.'s ("FPTB," "First PacTrust," the "Company," "we," "us" or "our") future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the stock purchase agreement for the Company's pending acquisition of Gateway Bancorp or the merger agreement for the Company's pending acquisition of Beach Business Bank; (ii) the inability to complete the Gateway Bancorp or Beach Business Bank transaction due to the failure to satisfy each transaction's respective conditions to completion, including the receipt of regulatory approvals; (iii) risks that the Gateway Bancorp or Beach Business Bank transaction disrupts current plans and operations, the potential difficulties in customer and employee retention as a result of the pending transactions and the amount of the costs, fees, expenses and charges related to the proposed transactions; (iv) continuation or worsening of current recessionary conditions, as well as continued turmoil in the financial markets; (v) the credit risks of lending activities, which may be affected by further deterioration in the real estate markets, may lead to increased loan delinquencies, losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan losses not being adequate to cover actual losses and require us to materially increase our loan loss reserves; (vi) the quality and composition of our securities portfolio; (vii) changes in general economic conditions, either nationally or in our market areas; (viii) changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (ix) fluctuations in the demand for loans, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (x) results of examinations of us by regulatory authorities, including compliance by Pacific Trust Bank with the memorandum of understanding it entered into with its regulator, and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; (xi) legislative or regulatory changes that adversely affect our business, including changes in the interpretation of regulatory capital or other rules; (xii) our ability to control operating costs and expenses; (xiii) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xiv) errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; (xv) the network and computer systems on which we depend could fail or experience a security breach; (xvi) our ability to attract and retain key members of our senior management team; (xvii) costs and effects of litigation, including settlements and judgments; (xviii) increased competitive pressures among financial services companies; (xix) changes in consumer spending, borrowing and saving habits; (xx) adverse changes in the securities markets; (xxi) earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xxii) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xxiii) inability of key third-party providers to perform their obligations to us; (xxiv) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxv) war or terrorist activities; and (xxvi) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described from time to time in documents that we file with or furnish to the SEC. You should not place undue reliance on forward-looking statements, and First PacTrust undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made

FIRST pactrust BANCORP, INC.

Summary

Pac Trust is executing on its plans and promises of strong organic growth, the development of a high value community banking franchise and positioning as "consolidator of choice" in California

- ✓ Q4 earnings impacted by resolution of legacy problem assets, execution of our growth strategies, strengthening of our ALLL coverage and DTA valuation allowance
- ✓ Full year 2011 Pre-tax pre-provision earnings of $9.19 million, adjusted for OREO charges
- ✓ Strong core growth at Pac Trust Bank with 16% year-over-year growth in total assets.
  - ✓ Company at $999 million at 12/31/11 vs $860 million and 12/31/10
- ✓ Strong organic loan and deposit growth with attractive pricing and credit metrics
  - ✓ Lending platforms produced $107 million of new production
- ✓ New and existing branches delivering on promise of strong organic growth, better funding mix and lower cost of deposits
- ✓ Driving margin expansion with average coupon of 3.67% as of December 31, 2011
- ✓ Aggressive efforts to resolve legacy asset quality issues have resulted in favorable outcomes with delinquencies and non-performing assets now at record lows.

Earnings

- 2011 earnings were impacted by:
  - $4.8 million of OREO expenses related to clean-up of legacy assets; $3.0 million of this charge was taken in Q4
  - $1.2 million of foreclosure expense on legacy assets
  - $3.6 million of added provisions for legacy loans and $1.8 million in support of organic production; $4.1 million of the added provisions was provided for in Q4
  - $1.0 million loss of interest income related to repositioning of securities portfolio
  - $4.0 million in added labor expense related to transformation of franchise
  - $1.3 million for deferred tax asset valuation reserve
  - $1.2 million of legal and professional fees related to M&A transactions
- Excluding provisions, OREO and foreclosure charges for legacy assets, Pac Trust generated sufficient earnings to support all growth initiatives while generating $9.19 million in pre-tax earnings

FIRST pactrust BANCORP, INC.

Loans

- Q4 2011 quarter end balance increased by $80 million, linked quarters to $774 million
- Loan production grew by over 55% linked quarters to $107 million
- Loan yields during Q4 2011 experienced a 2 bps decline linked quarters
  - Timing delay in booking of the higher yield production
  - Average rate of 5.14% on new loans
- New production for 2011 totals $157 million with an average yield of 5.25%
- NPAs are $3.1 million lower than Dec. 2010. Good conversion of NPA to earning status and reduction in drag on interest income


Outstanding Loan Balances
(amounts in $ millions / % annualized)
$800
$750
$700
$650
$600
$550
$500
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%

	Q4 10	Q1 11	Q2 11	Q3 11	Q4 11
End Bal	$676	$671	$672	$696	$776
Avg Bal	$686	$672	$666	$679	$707
Yield	4.94%	4.56%	4.52%	4.57%	4.55%

Lending Team evaluated more than $1.0 billion in lending proposals for full year 2011.

FIRST pactrust BANCORP, INC.

Deposits

- Q4 2011 ending deposits grew by $74.7 million over Q3 to $786 million.
  - 2011 de novo branch added $16.5 million in new deposits during Q4 2011
- Q4 2011 cost of deposits saw a favorable decline to 68 basis points
  - Re-pricing of higher rate CDs
  - Low cost state deposits
  - Impact of checking and savings account relationship sales focus
- $140 million, or 21.6% year-over-year growth in total deposits
  - 2,796 new consumer and business checking accounts for the full year
  - 14.3% Year-over-year increase in total checking balances
- Average cost of funds for full year 2011 declined 65 bps to 0.83% vs. 1.48%



Outstanding Deposit Balances
(amounts in $ millions / % annualized)
$800
$750
$700
$650
$600
$550
$500
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%

	Q4 10	Q1 11	Q2 11	Q3 11	Q4 11
End Bal	$646	$634	$686	$712	$786
Avg Bal	$668	$639	$661	$705	$747
Cost	0.94%	0.80%	0.74%	0.76%	0.68%

Net Interest Margin

- At December 31, 2011 average coupon was 3.67% reflecting new higher margin production booked in late December
- Net interest margin for Q4 2011 was 23 bps lower than Q3 2011 primarily driven by:
  - 70% of Q4 loan growth booked in late
  - Yield on earning assets declined 28 bps linked quarters, largely driven by sale of higher yielding investments earlier in the year, and a 2 bps drop in yield on the loan portfolio
- Average earning assets grew $59 million or 7.1% in Q4 over linked quarter, outpacing growth in liabilities.
- Interest bearing liabilities for Q4 2011 grew $41 million or 5.7% over linked quarter
  - Costs of funds declined 8 bps compared to Q3 2011
  - Decline was primarily driven by 8 bps drop in cost of CDs and 4 bps drop in cost of FHLB borrowings

Components of Net Interest Margin

(amounts in $ millions / % annualized)


$900
$850
$800
$750
$700
$650
$600
$550
$500
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%

	Q4 10	Q1 11	Q2 11	Q3 11	Q4 11	At 12/31/11
Earn Assets	$646	$634	$686	$829	$888	$923
Dep & Borr	$668	$639	$661	$723	$764	$851
Yield	4.84%	4.52%	4.36%	4.24%	3.96%	4.28%
Cost of Funds	1.16%	1.00%	0.88%	0.76%	0.68%	0.66%
NIM	3.78%	3.63%	3.56%	3.61%	3.38%	3.67%

FIRST pactrust BANCORP, INC.

Non-Interest Income

- Q4 2011 non-interest income was $498 thousand; compared to Q3 2011 non-interest income of $2.0 million which included gain on sale of securities of $1.5 million
- Excluding gain on sale of securities, linked quarter non-interest income decreased $65 thousand from $562 thousand in Q3 2011 to $498 thousand in Q4
  - No prepayment penalties were recorded in Q4 2011, compared to $55 thousand of prepayment penalties income during Q3 2011
  - A reduction of $30 thousand in customer service fees accounted for some of the decline in non-interest income
- NII expected to rise in subsequent quarters due to shifting deposits mix and introduction of new product


Customer Service Fees
(amounts in $ thousands)
$400
$375
$350
$325
$300
$275
$250

	Q4 10	Q1 11	Q2 11	Q3 11	Q4 11
Customer Service Fees	$341	$338	$373	$396	$366

FIRST pactrust BANCORP, INC.

Non-Interest Expense

- Non-interest expense increased by $3.6 million from $7.7 million in Q3 2011 to $11.2 million for Q4
  - $1.8 million in additional OREO charges
  - $1.9 million increase in operating expenses associated with planned strategic initiatives, including acquisitions, branch expansion, including personnel & occupancy costs
- Selected expenses
  - Q4 2011 salaries & employee benefits grew by $1.2 million reflecting 2011 incentives and bonuses, change in the Board compensation, and additions in branch & loan production personnel to drive organic growth
  - Occupancy and Advertising expenses increased by $416 thousand to support new branch openings and production
  - OREO and related expenses fluctuate driven by completion of current asset resolution activities

Non-interest Expense

(amounts in $ thousands)


$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-

	Q4 10	Q1 11	Q2 11	Q3 11	Q4 11
Non-interest Expense	$9,187	$6,816	$5,999	$7,661	$11,213

Selected Expenses

(amounts in $ thousands)


$10,000
$8,000
$6,000
$4,000
$2,000
$-

	Q4 10	Q1 11	Q2 11	Q3 11	Q4 11
REO/FrclsurExp	$1,738	$1,131	$720	$1,994	$3,455
Prof Srvcs	$400	$335	$414	$667	$705
Salaries	$5,088	$3,381	$2,856	$3,251	$4,427

FIRST pactrust BANCORP, INC.

Credit Metrics

Improved asset quality

Delinquencies declined by 67% from $52.6 million at 12/31/2010 to $17.0 million at 12/31/11

Early (30&60) and Late (90+) Delinquencies

(amounts in $ millions)


$40
$30
$20
$10
$0

	30-59	60-89	90+
Q4 10	$21.6	$9.9	$21.1
Q1 11	$20.9	$6.3	$27.6
Q2 11	$16.1	$4.0	$14.2
Q3 11	$6.8	$2.5	$8.3
Q4 11	$8.3	$2.5	$7.8

Asset Quality Trends


9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%

	Q4 10	Q1 11	Q2 11	Q3 11	Q4 11
DQ /Loans	7.6%	8.2%	5.2%	2.5%	2.3%
NPL / Loans	3.1%	4.1%	2.1%	1.1%	1.1%
Classified / Loans	6.1%	6.1%	5.1%	4.0%	3.7%
NPA / Assets	3.1%	4.1%	3.3%	3.1%	2.3%

Nonperforming loans include loans delinquent more than 89 days and excludes nonaccrual loans that are not more than 89 days delinquent.

FIRST pactrust BANCORP, INC.

Credit quality

- Early delinquencies at December 31, 2011 were slightly higher than Q3, but still at lowest levels over 2010 and early 2011
  - Expected to trend lower
- NPLs at their lowest levels of past 7 quarters
- OREO declined to $14.7 million vs. $20.6 million at September 30, 2011; driven by $4.5 million in REO sales and $3.0 million in write downs, offset by $4.0 million in new OREOs
- Non-performing loans represented less than 1% of total loans at December 31, 2011
- Q4 had $327 thousand in Net Loan Charge-offs compared to $3.3 million in Q4 2010
- Results of strong collection efforts and intention to efficiently move problem credits through the collection cycle

Early Delinquencies & NPA Components

(amounts in $ millions)


$40
$30
$20
$10
$0

	Early DQ	NPL	OREO
Q4 10	$31.5	$19.9	$6.6
Q1 11	$27.2	$27.6	$6.4
Q2 11	$20.1	$14.2	$15.0
Q3 11	$9.3	$8.3	$20.6
Q4 11	$10.7	$7.8	$14.7

Credit quality and provision

- Added $4.1 million provisions in Q4 2011, increasing the ALLL to net loans period-end ratio to 1.6% vs. 1.3% linked quarters, primarily driven by increased general allowance on new commercial real estate loan production, purchased loans and legacy problem loans

Allowance for Loan & Lease Losses

(amounts in $ millions / %)


$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%

	Q4 10	Q1 11	Q2 11	Q3 11	Q4 11
ALLL	$14.6	$11.9	$8.4	$9.0	$12.8
as a % of Non Accrual Loans	41.3%	38.8%	38.2%	82.4%	78.4%

FIRST pactrust BANCORP, INC.

OREO

	PACIFIC TRUST BANK		BANCORP	
TOTAL NUMBER OF ASSETS	18		6	
BOOK VALUE OF ASSETS	$	7,177,929.49	$	7,514,136.75
BREAKDOWN:				
RESIDENTIAL	$7.1MM		$1.6MM (1 home)	
COMMERCIAL			$2.5MM (1 MFR)	
LAND			$3.4M (4 Parcels)	

- All properties are written down to less than 91% of appraised value
- Values for non-residential properties represent less than 20% of original loan amounts, and less than 15% of original appraised value
- Adjusted appraised value = appraised value adjusted for expected hold time.

Capital

- Continued strong capital position at Bancorp and Pac Trust Bank, despite some decline from September 30, 2011 levels
  - At December 31, 2011 total core capital to adjusted tangible assets stands at 13.08% and total risk-based capital ratio stands at 18.6%
- FPTB's tangible common equity to asset ratio is 15.3% at December 31, 2011
  - FPTB maintains sufficient equity to support existing M&A commitments and organic growth
- Deploying proceeds from recently acquired SBLF funds with a rate of 3.89% at 12/31/11. Expect to meet SBLF lending objectives by summer of 2012


TCE to Assets
19.0%
18.0%
17.0%
16.0%
15.0%
14.0%
13.0%
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
TCE to Assets
15.8%
16.3%
18.2%
17.2%
15.3%

Pacific Trust Bank Regulatory Capital Ratios

Ratio	Q4 10	Q1 11	Q2 11	Q3 11	Q4 11
Total Core Capital	11.1%	12.1%	11.6%	14.3%	13.08%
Tier 1 Risk-based Capital	14.9%	16.0%	16.0%	19.7%	17.34%
Total Risk-based Capital	16.2%	17.3%	17.2%	20.7%	18.6%

FIRST pactrust BANCORP, INC.

Other items

Gateway merger

- Awaiting OCC approval; OCC granted extension of application
- Expect to file waiver with FRB
- Expected to close Q2 2012

Beach merger

- Awaiting FRB approval
- Expected to close Q2 2012

Liquidity

- FPTB and Pacific Trust Bank have sufficient on-balance sheet liquidity to fund daily activities
- Cash and equivalents total $146 million or 14.6% of assets
- Securities total $101.6 million or 10.0% of assets

Regulatory Update

- OCC completed initial safety and soundness exam
- FRB conducted initial safety and soundness exam for Bancorp in Q1 2012

FIRST pactrust BANCORP, INC.

Summary

- ✓ Q4 earnings impacted by resolution of legacy problem assets, execution of our growth strategies, strengthening of our ALLL coverage and DTA valuation allowance
- ✓ Full year 2011 Pre-tax pre-provision earnings of $9.19 million, adjusted for OREO and foreclosure charges
- ✓ Improved credit quality
- ✓ Improved quality of potential future earnings
  - ✓ Lending platforms produced $107 million of loans with strong yields
  - ✓ New branches delivering organic funding growth with lower cost of deposits
  - ✓ Expect further NIM expansion as Loans and Deposits portfolios change composition in 2012
- ✓ Strong capital position
- ✓ Strong liquidity position

Appendices

FIRST pactrust BANCORP, INC.

Non-GAAP Financial Information

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include tangible common equity, pre-tax pre-provision income and non-interest income excluding gain on sale of securities.

Tangible common equity is calculated by excluding preferred equity from stockholders' equity and excluding any intangible assets (of which we currently have none) from assets. We believe that this is consistent with the treatment by our regulatory agency, which excludes any intangible assets from the calculation of risk-based capital ratios. Accordingly, management believes that these non-GAAP financial measures provide information to investors that is useful in understanding the basis of our risk-based capital ratios.

Pre-tax pre-provision earnings is total revenue less non-interest expense. Pre-tax pre-provision earnings , adjusted for OREO charges, is total revenue less the sum of non-interest expense, OREO-valuation allowance, foreclosure expense and loss on sale of OREO. Management believes that these two additional non-GAAP financial measures are useful because it enables investors and other to assess the Company's ability to generate capital to cover losses through a credit cycle.

Non-interest income excluding gain on sale of securities is non-interest income for the applicable period less gain on sale of securities for such period. Management believes that excluding the gain on sale of securities provides a more useful period-to-period comparison of our non-interest income when assessing our operating performance.

The following table presents a reconciliation of tangible common equity to stockholders' equity (dollars in thousands):

	9/30/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/31/2011
Stockholders' equity	$ 98,867	$ 136,009	$ 135,650	$ 160,475	$ 191,488	$ 184,495
Less: Intangible assets	0	0	0	0	0	0
Less: Preferred stock	0	0	0	0	31,940	31,934
Tangible common equity	$ 98,867	$ 136,009	$ 135,650	$ 160,475	$ 159,548	$ 152,495

FIRST pactrust BANCORP, INC.

Non-GAAP Financial Information

(Continued)

The following table presents a reconciliation of pre-tax pre-provision income to net income (dollars in thousands):

	For the Year ending 12/31/2011	For the Year ending 12/31/2010	For the Quarter ending 12/31/2011	For the Quarter ending 9/30/2011	For the Quarter ending 12/31/2010
Net income	$(2,728)	$2,825	$(5,614)	$ 664	$1,376
Add: Income tax expense (benefit)	(296)	1,036	(1,720)	367	456
Add: Provision for loan losses	5,388	8,957	4,114	823	329
Pre-tax pre-provision income	2,364	12,181	(3,220)	1,834	2,161
Add: OREO-valuation allowance	4,843	2,679	2,957	1,329	1,308
Add: (Gain) loss on sale of OREO	760	332	(164)	104	271
Add: Foreclosure Expense	1,225	1,060	461	317	195
Pre-tax pre-provision income, adjusted for OREO charges	$ 9,192	$16,889	$ 34	$ 3,584	$ 3,935

The following table presents a reconciliation of non-interest income to non-interest income, excluding gain-on-sale of securities (dollars in thousands):

		9/30/2011		12/31/2011
Non-interest income	$	2,012	$	498
Less: Gain-on-sale of securities		1,450		1
Non-interest income, excluding gain-on-sale of securities	$	562	$	497